UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 4, 2006

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

000-33001

(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1501 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices)

650-802-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement with Wells Fargo Bank.

On January 4, 2006, Natus Medical Incorporated (the “Company”) entered into (i) a Credit Agreement dated as of January 4, 2006 (the “Credit Agreement”) by and between the Company and Wells Fargo Bank, National Association (“Wells Fargo”), (ii) a Term Commitment Note dated January 4, 2006 (the “Note”) in favor of Wells Fargo and (iii) a Security Agreement dated as of January 4, 2006 in favor of Wells Fargo (the “Security Agreement”, and together with the Credit Agreement and the Note, the “Credit Facility Documents”).

Pursuant to the terms of the Credit Facility Documents, on January 5, 2006, Wells Fargo made an advance to the Company of $10 million secured by a security interest in the assets of the Company. The proceeds of such advance were used solely to assist in financing the acquisition of Bio-logic Systems Corp. (“Bio-logic”). The outstanding principal balance under the Note as of the close of business on January 30, 2006 is payable in installments over forty-eight (48) months, with a final installment consisting of all remaining unpaid principal due and payable in full on December 31, 2009. The outstanding principal balance under the Note will bear interest, at either a floating rate or a fixed rate at the election of the Company as follows (i) a fluctuating rate per annum one-quarter percent (0.25%) above the Prime Rate (as defined in the Note) in effect from time to time, or (ii) at a fixed rate per annum determined by Wells Fargo to be two and one-half percent (2.50%) above LIBOR (as defined in the Note) in effect on the first day of applicable one-, two- or three-month Fixed Rate Terms (as defined in the Note). The Note can be prepaid without penalty, (i) at any time if the Company elects to have interest determined under a fluctuating rate, or (ii) at the completion of any one-, two-, or three-month Fixed Rate Term, if the Company elects a fixed-rate option.

The Credit Agreement contains covenants, including covenants relating to financial reporting and notification, compliance with laws, maintenance of books and records, maintenance of properties and insurance, and limitations on guaranties, investments, issuance of debt, lease obligations and capital expenditures.

The Credit Agreement provides for events of default, including failure to pay any principal or interest when due, failure to perform or observe covenants, bankruptcy or insolvency events and the occurrence of a material adverse effect.

The foregoing description of the Credit Agreement, the Note and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the copies of the Credit Agreement, the Note and the Security Agreement, attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of Bio-logic Systems Corp.

On January 5, 2006, the Company completed its acquisition of Bio-logic pursuant to an Agreement and Plan of Merger dated as of October 16, 2005 (the “Merger Agreement”) by and among the Company, Bio-logic and Summer Acquisition Corporation, a wholly owned subsidiary of the Company (“Merger Sub”). This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2005.

Pursuant to the terms of the Merger Agreement, each outstanding share of Bio-logic common stock was converted into the right to receive $8.77 in cash. Each outstanding option to acquire Bio-logic common stock was cancelled, with the holder of the option receiving, for each share covered by the option, an amount equal to the excess (if any) of $8.77 over the exercise price per share of the option. The total aggregate payment by the Company to the former stockholders and optionholders of Bio-logic is approximately $68.8 million (“Preliminary Purchase Cost”), exclusive of direct costs associated with the acquisition, which cannot be reasonably determined at this time. The Preliminary Purchase Cost exceeds the Company’s original estimate of the purchase cost by $2.8 million because the exercise of options to acquire Bio-logic stock during the period October 19, 2005 through the date of the acquisition increased the number of shares of common stock of Bio-logic outstanding on the date of the acquisition. However, the $2.8 million increase in the purchase cost was offset by the receipt by Bio-logic of $2.8 million in proceeds from the exercise of those options.

Item 2.03 Creation of a Direct Financial Obligation.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Financial statements for Bio-logic Systems Corp. will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information. Pro forma financial information reflecting the effect of the acquisition of Bio-logic Systems Corp. will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
2.01	Agreement and Plan of Merger dated as of October 16, 2005 by and among Natus Medical Incorporated, Bio-logic Systems Corp. and Summer Acquisition Corporation, a wholly owned subsidiary of Natus Medical Incorporated, which is incorporated herein by reference to Exhibit 10.1 to the Form 8-K filed by Natus Medical Incorporated on October 19, 2005

10.1	Credit Agreement dated as of January 4, 2006 by and between Natus Medical Incorporated and Wells Fargo Bank, National Association

10.2	Term Commitment Note in the principal amount of $10,000,000 dated January 4, 2006 in favor of Wells Fargo Bank, National Association

10.3	Security Agreement dated as of January 4, 2006 by Natus Medical Incorporated in favor of Wells Fargo Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated: January 9, 2006	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President Finance

Exhibit Index

Exhibit No.	Description
2.01	Agreement and Plan of Merger dated as of October 16, 2005 by and among Natus Medical Incorporated, Bio-logic Systems Corp. and Summer Acquisition Corporation, a wholly owned subsidiary of Natus Medical Incorporated, which is incorporated herein by reference to Exhibit 10.1 to the Form 8-K filed by Natus Medical Incorporated on October 19, 2005

10.1	Credit Agreement dated as of January 4, 2006 by and between Natus Medical Incorporated and Wells Fargo Bank, National Association

10.2	Term Commitment Note in the principal amount of $10,000,000 dated January 4, 2006 in favor of Wells Fargo Bank, National Association

10.3	Security Agreement dated as of January 4, 2006 by Natus Medical Incorporated in favor of Wells Fargo Bank, National Association